                                                                   Exhibit 10.18


                           SECOND AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                          BOYKIN HOTEL PROPERTIES, L.P.











                               DATED: MAY 20, 1998


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                                TABLE OF CONTENTS

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                                                                                                                        PAGE
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RECITALS .................................................................................................................1

ARTICLE I DEFINED TERMS...................................................................................................1

ARTICLE II PARTNERSHIP CONTINUATION; ADMISSION OF LIMITED
           PARTNERS; NAME; PLACE OF BUSINESS AND REGISTERED
           AGENT..........................................................................................................7

        Section 2.1 Continuation .........................................................................................7

        Section 2.2 Restated Certificate of Limited Partnership; Other Filings............................................7

        Section 2.3 Limited Partners; Additional Limited Partners.........................................................7

        Section 2.4 Name, Office and Registered Agent.....................................................................7

ARTICLE III BUSINESS AND TERM OF PARTNERSHIP..............................................................................8

        Section 3.1 Business..............................................................................................8

        Section 3.2 Term .................................................................................................8

ARTICLE IV CAPITAL CONTRIBUTIONS..........................................................................................8

        Section 4.1 General Partner.......................................................................................8

        Section 4.3 Additional Capital Contributions and Issuances of Additional Partnership Interests....................8

        Section 4.4 Additional Funding...................................................................................10

        Section 4.5 Interest ............................................................................................10

        Section 4.6 Return of Capital....................................................................................10

ARTICLE V PROFITS, LOSSES AND ACCOUNTING.................................................................................10

        Section 5.1 Allocation of Profits and Losses.....................................................................10

        Section 5.2 Accounting ..........................................................................................10

        Section 5.3 Partners' Accounts...................................................................................11

        Section 5.4 Section 754 Elections................................................................................12

ARTICLE VI POWERS, DUTIES, LIABILITIES, COMPENSATION AND VOTING OF GENERAL PARTNER.......................................12

        Section 6.1 Powers of General Partner............................................................................12

        Section 6.2 Delegation of Authority..............................................................................14

        Section 6.3 Duties of General Partner............................................................................14

        Section 6.4 Liabilities of General Partner; Indemnification......................................................14

        Section 6.5 Compensation of General Partner; Reimbursement.......................................................16

        Section 6.6 Reliance on Act of General Partner...................................................................16
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                                       i


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        Section 6.7 Outside Services; Dealings with Affiliates; Outside Activities.......................................16

        Section 6.8 Initial Loan to the Partnership; Additional Loans to the Partnership.................................17

        Section 6.9 Contribution of Assets...............................................................................17

ARTICLE VII RIGHTS, PROHIBITIONS AND REPRESENTATIONS WITH RESPECT TO LIMITED PARTNERS....................................18

        Section 7.1 Rights of Limited Partners...........................................................................18

        Section 7.2 Prohibitions with Respect to the Limited Partners....................................................18

        Section 7.3 Ownership by Limited Partner of Corporate General Partner or Affiliate...............................19

        Section 7.4 Redemption Right.....................................................................................19

        Section 7.5 Warranties and Representations of the Limited Partners...............................................20

        Section 7.6 Indemnification by Limited Partners..................................................................20

        Section 7.7 Notice of Sale or Refinancing........................................................................20

        Section 7.8 Basis Analysis and Limited Partner Guarantees........................................................21

ARTICLE VIII DISTRIBUTIONS AND PAYMENTS TO PARTNERS......................................................................21

        Section 8.1 Distributions of Cash Flow...........................................................................21

        Section 8.2 REIT Distribution Requirements.......................................................................21

        Section 8.3 No Right to Distributions in Kind....................................................................21

        Section 8.4 Disposition Proceeds.................................................................................22

        Section 8.5 Withdrawals .........................................................................................22

ARTICLE IX TRANSFERS OF INTEREST ........................................................................................22

        Section 9.1 General Partner......................................................................................22

        Section 9.2 Admission of a Substitute or Additional General Partner..............................................23

        Section 9.3 Effect of Bankruptcy, Withdrawal, Death or Dissolution of a General Partner..........................23

        Section 9.4 Removal of a General Partner.........................................................................24

        Section 9.5 Restrictions on Transfer of Limited Partnership Interests............................................24

        Section 9.6 Admission of Substitute Limited Partner..............................................................24

        Section 9.7 Rights of Assignees of Partnership Interests.........................................................25

        Section 9.8 Effect of Bankruptcy, Death, Incompetence or Termination of a Limited Partner........................25

        Section 9.9 Joint Ownership of Interests.........................................................................26

        Section 9.10 Transferees ........................................................................................26

        Section 9.11 Absolute Restriction................................................................................26

        Section 9.12 Investment Representation...........................................................................26
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                                       ii
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ARTICLE X TERMINATION OF THE PARTNERSHIP.................................................................................26

        Section 10.1 Termination ........................................................................................26

        Section 10.2 Payment of Debts....................................................................................27

        Section 10.3 Debts to Partners...................................................................................27

        Section 10.4 Remaining Distribution..............................................................................27
..
        Section 10.5 Reserve ............................................................................................27

        Section 10.6 Final Accounting....................................................................................27

ARTICLE XI AMENDMENTS....................................................................................................27

        Section 11.1 Authority to Amend..................................................................................27

        Section 11.2 Notice of Amendments................................................................................28

ARTICLE XII POWER OF ATTORNEY............................................................................................28

        Section 12.1 Power ..............................................................................................28

        Section 12.2 Survival of Power...................................................................................28

ARTICLE XIII CONSENTS, APPROVALS, VOTING AND MEETINGS....................................................................29

        Section 13.1 Method of Giving Consent or Approval................................................................29

        Section 13.2 Meetings of Limited Partners........................................................................29

        Section 13.3 Opinion ............................................................................................29

        Section 13.4 Submissions to Partners.............................................................................30

ARTICLE XIV MISCELLANEOUS................................................................................................30

        Section 14.1 Governing Law ......................................................................................30

        Section 14.2 Agreement for Further Execution.....................................................................30

        Section 14.3 Entire Agreement....................................................................................30

        Section 14.4 Severability .......................................................................................30

        Section 14.5 Notices ............................................................................................30

        Section 14.6 Titles and Captions.................................................................................30

        Section 14.7 Counterparts .......................................................................................30

        Section 14.8 Pronouns ...........................................................................................30

        Section 14.9 Survival of Rights..................................................................................31

EXHIBIT A
FEDERAL INCOME TAX MATTERS
EXHIBIT C
EXHIBIT D
EXHIBIT E
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                                      iii

                          SECOND AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                          BOYKIN HOTEL PROPERTIES, L.P.

                                    RECITALS:


         Boykin Hotel Properties, L.P. (the "Partnership"), was formed as a limited partnership under the laws of the State of Ohio by the filing of a Certificate of Limited Partnership with the Secretary of State of Ohio on February 12, 1996. The Partnership's original Limited Partnership Agreement was superseded by an Amended and Restated Agreement of Limited Partnership on November 4, 1996 (the "Amended Agreement").

         The General Partner and the Original Limited Partner desire to, with the Limited Partners, amend and restate the Amended Agreement in its entirety. This Second Amended and Restated Agreement of Limited Partnership is entered into by the parties as of May 20, 1998.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend and restate the Amended Agreement to read in its entirety as follows:


                                    ARTICLE I

                                  DEFINED TERMS

         Whenever used in this Agreement, the following terms shall have the meanings respectively assigned to them in this Article I, unless otherwise expressly provided herein or unless the context otherwise requires:

         ACT: "Act" shall mean the Uniform Limited Partnership Act, Ohio Revised Codess.ss.1782.01 ET SEQ., as in effect from time to time in the State of Ohio.

         ADDITIONAL FUNDS: "Additional Funds" has the meaning set forth in
Section 4.4 hereof.

         ADDITIONAL LIMITED PARTNER: "Additional Limited Partner" shall mean a Person admitted to this Partnership as a Limited Partner pursuant to and in accordance with Section 2.3(b) of this Agreement.

         ADDITIONAL SECURITIES: "Additional Securities" means any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in Section 4.3(a)(ii).

         AFFILIATE: "Affiliate" of another Person shall mean (a) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such other Person;
(b) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with, such other Person; (d) any officer, director, member or partner of such other Person; and (e) if such other Person is an officer, director, member or partner in a company, the company for which such Person acts in any such capacity.

         AGREED VALUE: "Agreed Value" shall mean the fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership, using such reasonable method of valuation as they may adopt.

         AGREEMENT: "Agreement" shall mean this Agreement of Limited Partnership of Boykin Hotel Properties, L.P., as amended from time to time.

         ARTICLES OF INCORPORATION: "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the General Partner filed with the Secretary of State of the State of Ohio, as amended or restated from time to time.

         BANKRUPTCY CODE: "Bankruptcy Code" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C.ss.ss.101 ET SEQ., and as hereafter amended from time to time.

         BOYKINS: "Boykins" shall mean Robert W. Boykin and John E. Boykin, their spouses and lineal ascendants and lineal descendants, and any person employed on a full-time basis at any time during the five (5) year period ending on November 4, 1996 by any entity owned (directly or indirectly) more than fifty percent (50%) by Robert W. Boykin or John E. Boykin or both.

         BUSINESS DAY: "Business Day" shall mean any day when the New York Stock Exchange is open for trading.

         CAPITAL ACCOUNT: "Capital Account" shall mean, as to any Partner, the account established and maintained for such Partner pursuant to Section 5.3 hereof.

         CAPITAL CONTRIBUTION: "Capital Contribution" shall mean the amount in cash or the Agreed Value of Contributed Property contributed by each Partner (or his original predecessor in interest) to the capital of the Partnership for his interest in the Partnership.

         CASH AMOUNT: "Cash Amount" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Shares Amount.

         CASH FLOW: "Cash Flow" shall mean the excess of cash revenues actually received by the Partnership in respect of Partnership operations for any period, less Operating Expenses for such period. Cash Flow shall not include Disposition Proceeds.

         CODE: "Code" shall mean the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any succeeding provision of the Code.

         COMMISSION: "Commission" shall mean the U.S. Securities and Exchange Commission.

         CONTRIBUTED PARTNERSHIPS: "Contributed Partnerships" shall mean the various limited partnerships that own the Initial Hotels prior to the formation transaction.

         CONTRIBUTED PROPERTY: "Contributed Property" shall mean a Partner's interest in property or other consideration (excluding services and cash) contributed to the Partnership by such Partner.

         CONVERSION FACTOR: "Conversion Factor" shall mean 1.0; provided, however, that in the event the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; PROVIDED, HOWEVER, that if the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination.

         DISPOSITION PROCEEDS: "Disposition Proceeds" shall mean the excess of the proceeds received by the Partnership from the sale, exchange or other disposition of all or substantially all of the Partnership's Property less any expenses incurred or paid by the Partnership in connection with such transaction.

         EVENT OF BANKRUPTCY: "Event of Bankruptcy" shall mean as to any Person the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within ninety (90) days of the filing thereof); insolvency of such Person as finally determined by a court of competent jurisdiction; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of such Person's assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, but if such proceeding is commenced by another, only if such Person indicates his approval of such proceeding, or such proceeding is contested by such Person and has not been finally dismissed within ninety (90) days.

         GENERAL PARTNER: "General Partner" shall mean Boykin Lodging Company and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

         GENERAL PARTNERSHIP INTEREST: "General Partnership Interest" shall mean the ownership interest of a General Partner in the Partnership.

         INDEMNITEE: "Indemnitee" shall mean (i) any Person made a party to a proceeding by reason of its status as (A) the General Partner, or (B) a director or officer of the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

         INDEPENDENT DIRECTOR: "Independent Director" shall mean a director of the General Partner who is not (i) an officer or employee of the General Partner, (ii) an Affiliate of an officer or employee of the General Partner
(iii) an Affiliate of (w) any lessee of any property of the General Partner or of any Subsidiary of the General Partner, (x) any Subsidiary of the General Partner, or (y) any partnership that is an Affiliate of the General Partner, or
(iv) a Person who acts on a regular basis as an individual or as a representative of an organization serving as a professional advisor, legal counsel or consultant to management if, in the opinion of the Board of Directors of the General Partner, that

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relationship is material to the General Partner or the Partnership, that Person, or the organization represented.

         INITIAL HOTELS: "Initial Hotels" shall mean those properties listed on Exhibit C hereto.

         INITIAL LOAN: "Initial Loan" shall have the meaning provided in Section 6.8(a) hereof.

         INTERCOMPANY CONVERTIBLE NOTE: "Intercompany Convertible Note" shall mean that certain Loan Agreement dated as of November 4, 1996, between the General Partner and the Partnership, a copy of which is attached as Exhibit E hereto, as it may be amended from time to time.

         IRS: "IRS" shall mean the Internal Revenue Service.

         LIMITED PARTNER: "Limited Partner" shall mean any Person named as a Limited Partner on Exhibit A attached hereto and any Person who becomes a Substitute Limited Partner pursuant to Section 9.6 hereof or an Additional Limited Partner pursuant to Section 2.3(b) hereof, in such Person's capacity as a Limited Partner in the Partnership.

         LIMITED PARTNERSHIP INTEREST: "Limited Partnership Interest" shall mean the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act.

         MINIMUM LIMITED PARTNERSHIP INTEREST: "Minimum Limited Partnership Interest" means a one percent (1%) Limited Partnership Interest.

         NOTICE OF REDEMPTION: "Notice of Redemption" shall mean the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit D hereto.

         OFFERING: "Offering" shall mean the offer and sale by the General Partner and the purchase by the Underwriters (as defined in the Prospectus) of REIT Shares for sale to the public, consummated November 4, 1996.

         OPERATING EXPENSES: "Operating Expenses" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership,
(ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expense of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; PROVIDED, HOWEVER, that Operating Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary that are owned by the General Partner directly.

         ORIGINAL LIMITED PARTNER: "Original Limited Partner" shall mean Robert
W. Boykin.

         PARTNER: "Partner" shall mean the General Partner or any Limited
Partner.

         PARTNERSHIP: "Partnership" shall mean Boykin Hotel Properties, L.P., an Ohio limited partnership.

         PARTNERSHIP INTEREST: "Partnership Interest" shall mean an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

         PARTNERSHIP RECORD DATE: "Partnership Record Date" shall mean the record date established by the General Partner for the distribution of Cash Flow pursuant to Section 8.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholders of some or all of its portion of such distribution.

         PARTNERSHIP UNIT: "Partnership Unit" shall mean a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. As of November 4, 1996, there shall be considered to be seven million five hundred forty-seven thousand (7,653,000) Partnership Units outstanding, with each Partnership Unit representing a ____ percent (____%) Percentage Interest in the Partnership. At all times there shall be maintained an equivalency of Partnership Units and REIT Shares, except as set forth in Section 6.9(e) hereof, and except that the conversion of the Subordinated Convertible Debt shall be effected without the issuance of additional REIT shares.

         PERCENTAGE INTEREST: "Percentage Interest" shall mean the percentage ownership interest in the Partnership of each Partner, as determined by dividing the Partnership Units owned by a Partner by the total number of Partnership Units then outstanding.

         PERSON: "Person" shall mean any individual, partnership, corporation, limited liability company, trust or other entity.

         PROPERTY: "Property" shall mean any hotel property or other investment in which the Partnership holds an ownership interest.

         PROSPECTUS: "Prospectus" shall mean the final prospectus, dated October 29, 1996, delivered to purchasers of REIT Shares in the Offering.

         PUBLIC OFFERING PRICE: "Public Offering Price" shall mean the price set forth in the Prospectus.

         REDEEMING PARTNER: "Redeeming Partner" shall have the meaning provided in Section 7.4(a) hereof.

         REDEMPTION RIGHT: "Redemption Right" shall have the meaning provided in
Section 7.4(a) hereof.

         REIT: "REIT" shall mean a real estate investment trust under Sections 856 through 860, inclusive, of the Code.

         REIT EXPENSES: "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to the public offering and registration of securities or private offering of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission, and (v) all other operating or administrative costs of the General Partner, including, without limitation, insurance premiums, and legal, accounting and directors' fees, incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

         REIT SHARE: "REIT Share" shall mean a share of the common shares of the General Partner.

         REIT SHARES AMOUNT: "REIT Shares Amount" shall mean a whole number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor (rounded down to the nearest whole number in the event such product is not a whole number); provided, however, that in the event the General Partner at any time issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "Rights"), which Rights have not expired pursuant to their terms, then the REIT Shares Amount thereafter shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive.

         SPECIFIED REDEMPTION DATE: "Specified Redemption Date" shall mean, with respect to a given Partner, the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption; provided, however, that no Specified Redemption Date shall occur with respect to the Boykins (as defined herein) before three (3) years from November 4, 1996; provided, further, that if the General Partner combines its outstanding REIT Shares, no Specified Redemption Date shall occur after the record date and prior to the effective date of such combination.

         SUBORDINATED CONVERTIBLE DEBT: "Subordinated Convertible Debt" shall mean the indebtedness of the Partnership to the General Partner evidenced by the Intercompany Convertible Note.

         SUBSIDIARY: "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities, or (ii) the outstanding equity interests, are owned, directly or indirectly, by such Person.

         SUBSTITUTE GENERAL PARTNER: "Substitute General Partner" has the meaning set forth in Section 9.2.

         SUBSTITUTE LIMITED PARTNER: "Substitute Limited Partner" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.6 hereof.

         SURVIVING GENERAL PARTNER: "Surviving General Partner" has the meaning set forth in Section 9.1(d) hereof.

         TRANSACTION: "Transaction" has the meaning set forth in Section 9.1(c) hereof.

         TRANSFER: "Transfer" has the meaning set forth in Section 9.5(a) hereof.

         VALUATION DATE: "Valuation Date" shall mean the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

         VALUE: "Value" shall mean, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or
(iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, however, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, and the General Partner acting in good faith determines that the value of such rights is not reflected in the Value of the REIT Shares determined as aforesaid, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.


                                   ARTICLE II

                            PARTNERSHIP CONTINUATION;
                         ADMISSION OF LIMITED PARTNERS;
                  NAME; PLACE OF BUSINESS AND REGISTERED AGENT

                     Section 2.1 CONTINUATION. The Partners
hereby agree to continue the Partnership pursuant to the Act and upon the terms and conditions set forth in this Agreement.

         Section 2.2 RESTATED CERTIFICATE OF LIMITED PARTNERSHIP; OTHER FILINGS. The General Partner shall prepare (or caused to be prepared), execute, acknowledge, record and file at the expense of the Partnership, a Restated Certificate of Limited Partnership and all requisite fictitious name statements and notices in such places and jurisdictions as may be required by the Act or necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

         Section 2.3 LIMITED PARTNERS; ADDITIONAL LIMITED PARTNERS.

              (a) The Limited Partners shall be those Persons identified as Limited Partners on Exhibit A attached hereto, as amended from time to time pursuant to the terms of this Agreement, and such Persons are hereby admitted to the Partnership as Limited Partners.

              (b) The General Partner shall in timely fashion amend this Agreement and, if required by the Act, the Certificate of Limited Partnership filed for record to reflect the admission pursuant to the terms of this Agreement of a Person as a Limited Partner.

         Section 2.4 NAME, OFFICE AND REGISTERED AGENT. The name of the Partnership shall be Boykin Hotel Properties, L.P. The principal place of business of the Partnership shall be at Guildhall Building, Suite 1500, 45 West Prospect Avenue, Cleveland, Ohio, 44115. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's statutory agent for service of process on the Partnership is Boykin Lodging Company, Guildhall Building, Suite 1500, 45 West Prospect Avenue, Cleveland, Ohio, 44115.

                                   ARTICLE III

                        BUSINESS AND TERM OF PARTNERSHIP

         Section 3.1 BUSINESS. The purpose and nature of the business of the Partnership is to conduct any business that may lawfully be conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the Board of the General Partner determines to cease to qualify as a REIT. To consummate the foregoing and to carry out the obligations of the Partnership in connection therewith or incidental thereto, the General Partner shall have the authority, in accordance with and subject to the limitations set forth elsewhere in this Agreement, to make, enter into, perform and carry out any arrangements, contracts or agreements of every kind for any lawful purpose, without limit as to amount or otherwise, with any corporation, association, partnership, limited liability company, firm, trustee, syndicate, individual or any political or governmental division, subdivision or agency, domestic or foreign, and generally to make and perform agreements and contracts of every kind and description and to do any and all things necessary or incidental to the foregoing for the protection and enhancement of the assets of the Partnership.

         Section 3.2 TERM. The Partnership as herein constituted shall continue until December 31, 2050, unless earlier dissolved or terminated pursuant to law or the provisions of this Agreement.


                                   ARTICLE IV

                              CAPITAL CONTRIBUTIONS

         Section 4.1 GENERAL PARTNER.


              (a) The General Partner has contributed cash to the capital of the Partnership in the amount set forth opposite the name of the General Partner on Exhibit A attached hereto.

              (b) Upon the termination and dissolution of the Partnership, the General Partner shall contribute an amount equal to the lesser of (i) the aggregate deficit balance in the General Partner's Capital Account, and (ii) the excess of 1.01% of the aggregate capital previously contributed by the Limited Partners over the aggregate amount of capital previously contributed by the General Partner, to the Partnership.

         Section 4.2 LIMITED PARTNERS. The Limited Partners have contributed their respective ownership interests in the Contributed Partnerships to the capital of the Partnership. The Agreed Values of the Limited Partners' proportionate ownership interests in the Contributed Partnerships are set forth on Exhibit A attached hereto.

         Section 4.3 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. Except as provided in this Section 4.3 or in
Section 4.4, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital or property to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this Section 4.3.

              (a) ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS.

                   (i) GENERAL. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any of the Limited Partners. Any additional Partnership Interest issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Ohio law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each class or series of Partnership Interests upon dissolution and liquidation of the Partnership; PROVIDED, HOWEVER, that no additional Partnership Interests shall be issued to the General Partner unless:

                  (1) (A) The additional Partnership Interests are issued in connection with an issuance of REIT Shares of or other interests in the General Partner, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.3 and (B) the General Partner shall make, directly or through one or more Affiliates, a Capital Contribution to the Partnership in an amount equal to the proceeds raised or other property received by the General Partner, directly or through one or more Affiliates, in connection with the issuance of such shares or other interests in the General Partner, or

                  (2) the additional Partnership Interests are issued in connection with the conversion of the Subordinated Convertible Debt at a conversion rate of twenty and 00/100 Dollars ($20.00) of principal amount of such debt per one Partnership Unit, or

                  (3) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                  (ii) UPON ISSUANCE OF ADDITIONAL SECURITIES. After the Offering, the Company shall not issue any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to
         Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner contributes, directly or through one or more Affiliates, the proceeds or other property received from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership. Without limiting the foregoing, the General Partner is expressly authorized to issue

         Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, and (y) the General Partner contributes all proceeds or other property received from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of
         (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

              (b) CERTAIN DEEMED CONTRIBUTIONS OF PROCEEDS OF ISSUANCE OF REIT SHARES. In connection with any and all issuances of REIT Shares, the General Partner shall contribute all of the proceeds raised in connection with such issuance to the Partnership as Capital Contributions, PROVIDED THAT if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Partnership Units to the General Partner for such Capital Contributions pursuant to Section 4.3(a) hereof.

              (c) MINIMUM LIMITED PARTNERSHIP INTEREST. In the event that either a redemption pursuant to Section 7.4 hereof or additional Capital Contributions by the General Partner would result in the Limited Partners, in the aggregate, owning less than the Minimum Limited Partnership Interest, the General Partner and the Limited Partners shall form another partnership and contribute sufficient Limited Partnership Interests together with such other Limited Partners so that the limited partners of such partnership own at least the Minimum Limited Partnership Interest.

         Section 4.4 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

         Section 4.5 INTEREST. No interest shall be paid on the Capital Contribution of any Partner.

         Section 4.6 RETURN OF CAPITAL. Except as expressly provided in this Agreement, no Partner shall be entitled to demand or receive the return of his Capital Contribution.


                                    ARTICLE V

                         PROFITS, LOSSES AND ACCOUNTING

         Section 5.1 ALLOCATION OF PROFITS AND LOSSES. Except as otherwise provided herein or in Exhibit B, profits earned and losses incurred by the Partnership shall be allocated among the Partners in accordance with their respective Percentage Interests.

         Section 5.2 ACCOUNTING.

              (a) The books of the Partnership shall be kept on the accrual basis and in accordance with generally accepted accounting principles consistently applied.

              (b) The fiscal year of the Partnership shall be the calendar year.

              (c) The terms "profits" and "losses," as used herein, shall mean all items of income, gain, expense or loss as determined utilizing federal income tax accounting principles and shall also include each Partner's share of income described in Section 705(a)(1)(B) of the Code, any expenditures described in Section 705(a)(2)(B) of the Code, any expenditures described in Section 709(a) of the Code which are not deducted or amortized in accordance with
Section 709(b) of the Code, losses not deductible pursuant to Sections 267(a) and 707(b) of the Code and adjustments made pursuant to Exhibit B attached hereto.

              (d) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS, and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Operating Expenses of the Partnership. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to each Limited Partner on the date such petition is filed, or (ii) mail a written notice to each Limited Partner, within such period, that describes the General Partner's reasons for determining not to file such a petition.

               (e) Except as specifically provided herein, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

               (f) Any Partner shall have the right to a private audit of the books and records of the Partnership, provided such audit is made at the expense of the Partner desiring it, and it is made during normal business hours.

         Section 5.3 PARTNERS' ACCOUNTS.

              (a) There shall be maintained a Capital Account for each Partner in accordance with this Section 5.3 and the principles set forth in Exhibit B attached hereto and made a part hereof. The amount of cash and the net fair market value of property contributed to the Partnership by each Partner, net of liabilities assumed by the Partnership, shall be credited to its Capital Account, and from time to time, but not less often than annually, the share of each Partner in profits, losses and fair market value of distributions shall be credited or charged to its Capital Account. The determination of Partners' Capital Accounts, and any adjustments thereto, shall be made consistent with tax accounting and other principles set forth in Section 704(b) of the Code and applicable regulations thereunder and Exhibit B attached hereto.

              (b) Except as otherwise specifically provided herein or in a guarantee of a Partnership liability, signed by a Limited Partner, no Limited Partner shall be required to make any further contribution to the capital of the Partnership to restore a loss, to discharge any liability of the Partnership or for any other purpose, nor shall any Limited Partner personally be liable for any liabilities of the Partnership or of the General Partner except as provided by law or this Agreement. All Limited Partners hereby waive their right of contribution which they may have against other Partners in respect of any payments made by them under any guarantee of Partnership debt.

              (c) Immediately following the transfer of any Partnership Interest, the Capital Account of the transferee Partner shall be equal to the Capital Account of the transferor Partner attributable to the transferred interest, and such Capital Account shall not be adjusted to reflect any basis adjustment under Section 743 of the Code.

              (d) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes, taking into account any adjustments required pursuant to Section 704(b) of the Code and the applicable regulations thereunder as more fully described in Exhibit B attached hereto.

         Section 5.4 SECTION 754 ELECTIONS. The General Partner shall elect, pursuant to Section 754 of the Code, to adjust the basis of the Partnership's assets for all transfers of Partnership interests if such election would benefit any Partner or the Partnership.


                                   ARTICLE VI

                          POWERS, DUTIES, LIABILITIES,
                   COMPENSATION AND VOTING OF GENERAL PARTNER

         Section 6.1 POWERS OF GENERAL PARTNER. Notwithstanding any provision of this Agreement to the contrary, the General Partner's discretion and authority are subject to the limitations imposed by law, and by the General Partner's articles of incorporation and code of regulations. Subject to the foregoing and to other limitations imposed by this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business and affairs of the Partnership and make all decisions affecting the business and assets of the Partnership. Without limiting the generality of the foregoing (but subject to the restrictions specifically contained in this Agreement), the General Partner shall have the power and authority to take the following actions on behalf of the Partnership:

              (a) to acquire, purchase, own, lease and dispose of any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of conducting the business of the Partnership;

              (b) to construct buildings and make other improvements (including renovations) on or to the properties owned or leased by the Partnership;

              (c) to borrow money for the Partnership, issue evidences of indebtedness in connection therewith, refinance, guarantee, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of or to the Partnership, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

              (d) to pay, either directly or by reimbursement, for all Operating Expenses to third parties or to the General Partner (as set forth in this Agreement);

              (e) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

              (f) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets; provided, however, that the General Partner may not, without the consent of all of the Partners, confess a judgment against the Partnership;

              (g) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

              (h) to make or revoke any election permitted or required of the Partnership by any taxing authority;

              (i) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types as the General Partner shall determine from time to time;

              (j) to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property or to distribute the same;

              (k) to retain providers of services of any kind or nature in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem proper;

              (l) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner, including, without limitation, management agreements, franchise agreements, agreements with federal, state or local liquor licensing agencies and agreements with operators of restaurants and bars;

              (m) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

              (n) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

              (o) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

              (p) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose;

              (q) to take whatever action the General Partner deems appropriate to maintain the equivalency of Partnership Units and REIT Shares; and

              (r) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with qualification of the General Partner as a REIT) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

         Section 6.2 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

         Section 6.3 DUTIES OF GENERAL PARTNER.

              (a) The General Partner, subject to the limitations contained elsewhere in this Agreement, shall manage or cause to be managed the affairs of the Partnership in a prudent and businesslike manner and shall devote sufficient time and effort to the Partnership affairs.

              (b) In carrying out its obligations, the General Partner shall:

                            (i) Render annual reports to all Partners with
              respect to the operations of the Partnership;

                            (ii) On or before March 31st of every year, mail to
              all persons who were Partners at any time during the Partnership's prior fiscal year an annual report of the Partnership, including all necessary tax information, and any other information regarding the Partnership and its operations during the prior fiscal year deemed by the General Partner to be material;

                            (iii) Maintain complete and accurate records of all
              business conducted by the Partnership and complete and accurate books of account (containing such information as shall be necessary to record allocations and distributions), and make such records and books of account available for inspection and audit by any Partner or such Partner's duly authorized representative (at the sole expense of such Partner) during regular business hours and at the principal office of the Partnership; and

                            (iv) Cause to be filed such certificates and do such
              other acts as may be required by law to qualify and maintain the Partnership as a limited partnership under the laws of the State of Ohio.

              (c) The General Partner shall take such actions as it deems necessary to maintain the equivalency of Partnership Units and REIT Shares required by this Agreement.

         Section 6.4 LIABILITIES OF GENERAL PARTNER; INDEMNIFICATION.

              (a) The General Partner shall not be liable for the return of all or any part of the Capital Contributions of the Limited Partners. Any returns shall be made solely from the assets of the Partnership according to the terms of this Agreement.

              (b) In carrying out its duties hereunder, the General Partner shall not be liable to the Partnership or to any other Partner for any actions taken in good faith and reasonably believed to be in the best interests of the Partnership, or for errors of judgment, but shall be liable only for fraud, gross negligence or breach of its fiduciary duties. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner and the General Partner's shareholders collectively, and that the General Partner is under no obligation to consider the separate interests of the

Limited Partners (including, without limitation, the tax consequences to Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the General Partner on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the General Partner or the Limited Partners; provided, however, that for so long as the General Partner owns a controlling interest in the Partnership, any such conflict that cannot be resolved in a manner not adverse to either the shareholders of the General Partner or the Limited Partners shall be resolved in favor of the shareholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith. Any amendment, modification or repeal of this
Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

              (c) The Partnership shall indemnify an Indemnitee to the fullest extent permitted by law, and save and hold it harmless from and against, and in respect of, all: (i) fees, costs and expenses (including reasonable attorney fees) incurred in connection with or resulting from any claim, action or demand against any Indemnitee or the Partnership that arises out of or in any way relates to the Partnership, (ii) claims, actions and demands arising out of or in any way related to the Partnership, and any losses or damages resulting from such claims, actions and demands, including, without limitation, reasonable costs and expenses of litigation and appeal and amounts paid in settlement or compromise of any such claim, action or demand; provided, however, that this indemnification shall not apply if: (A) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;
(B) the Indemnitee actually received an improper personal benefit in money, property or services; or (C) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.4(c). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.4(c). Any indemnification pursuant to this Section 6.4 shall be made only out of the assets of the Partnership.

              (d) The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.4 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (e) The indemnification provided by this Section 6.4 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

              (f) The Partnership may purchase and maintain insurance on behalf of the Indemnitees, and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

              (g) For purposes of this Section 6.4, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, the Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this
Section 6.4; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

              (h) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

              (i) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.4 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

              (j) The provisions of this Section 6.4 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other persons.

              (k) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT, or (ii) to prevent the General Partner from incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Further, any provision of this Agreement that might jeopardize the General Partner's REIT status shall be (i) void and of no effect, or (ii) reformed, as necessary, to avoid the General Partner's loss of REIT status.

         Section 6.5 COMPENSATION OF GENERAL PARTNER; REIMBURSEMENT. The General Partner, as such, shall not receive any compensation for services rendered to the Partnership. Notwithstanding the preceding sentence, the General Partner shall be entitled to its allocable share of the profits and distributable Cash Flow of the Partnership and shall be entitled, in accordance with the provisions of Section 6.7 below, to pay reasonable compensation to its Affiliates and other entities in which it may be associated for services performed. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses.

         Section 6.6 RELIANCE ON ACT OF GENERAL PARTNER. No financial institution or any other person, firm or corporation dealing with the General Partner or the Partnership shall be required to ascertain whether the General Partner is acting in accordance with this Agreement, but such financial institution or such other person, firm or corporation shall be protected in relying solely upon the assurance of and the execution of any instrument or instruments by the General Partner.

         Section 6.7 OUTSIDE SERVICES; DEALINGS WITH AFFILIATES; OUTSIDE ACTIVITIES.

              (a) Notwithstanding any provision of this Article VI to the contrary, the General Partner may employ such agents, accountants, attorneys and others as it shall deem advisable, including its directors, officers, shareholders, and its Affiliates and entities with which the General Partner, any Limited Partner or their respective Affiliates may be associated, and may pay them reasonable compensation from Partnership funds for services performed, which compensation shall be reasonably believed by the General Partner to be comparable to and competitive with fees charged by unrelated Persons who render comparable services which could reasonably be made available to the Partnership. The General Partner shall not be liable for the neglect, omission or wrongdoing of any such Person so long as it was not grossly negligent in appointing such Person.

              (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment Partnership funds on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

              (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

              (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates nor any Limited Partner shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

              (e) Subject to the Articles of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any business ventures of such person.

              (f) In the event the General Partner exercises its rights under its Articles of Incorporation to redeem REIT Shares, then the General Partner shall cause the Partnership to purchase from it a number of Partnership Units determined based on the application of the Conversion Factor on the same terms as those on which the General Partner redeemed such REIT Shares.

         Section 6.8 INITIAL LOAN TO THE PARTNERSHIP; ADDITIONAL LOANS TO THE PARTNERSHIP.

              (a) Upon its receipt of the proceeds from the closing of the Offering, the General Partner shall make a loan to the Partnership in accordance with and on the terms and conditions set forth in the Intercompany Convertible Note (the "Initial Loan").

              (b) If additional funds are required by the Partnership for any purpose relating to the business of the Partnership or for any of its obligations, expenses, costs, or expenditures, including operating deficits, the Partnership may borrow such funds as are needed from time to time from any Person (including, without limitation, the General Partner or any Affiliate of the General Partner; provided, however, that the terms of any loan from the General Partner or any Affiliate of the General Partner shall be substantially equivalent to the terms that could be obtained from a third party on an arm's-length basis) on such terms as the General Partner and such other Person may agree.

         Section 6.9 CONTRIBUTION OF ASSETS. The General Partner shall contribute to the capital of the Partnership from time to time each asset it owns from time to time during the existence of the Partnership, but it is not required to so contribute:

              (a) its General Partnership Interest in the Partnership;

              (b) the Initial Loan;

              (c) interest on the Initial Loan;

              (d) its direct or indirect interest in any entity in a chain of entities of which the General Partner is the sole beneficial owner, so long as all of the assets or other ownership interests in the entity in that chain furthest removed from the General Partner are contributed directly or indirectly to the Partnership; or

              (e) any equity interest in any entity of which the General Partner is the sole beneficial owner that is created or used solely by the General Partner in connection with any borrowing transaction in whole or in part for the benefit of the Partnership.



                                   ARTICLE VII

              RIGHTS, PROHIBITIONS AND REPRESENTATIONS WITH RESPECT
                               TO LIMITED PARTNERS

         Section 7.1 RIGHTS OF LIMITED PARTNERS.

              (a) The Partnership may engage the Limited Partners or persons or firms associated with them for specific purposes and may otherwise deal with such Partners on terms and for compensation to be agreed upon by any such Partner and the Partnership; provided, however, that no Limited Partner shall be entitled to participate in the management or control of the business of the Partnership.

              (b) Each Limited Partner shall be entitled to have the Partnership books kept at the principal place of business of the Partnership and at all times, during reasonable business hours and at such Partner's sole expense, shall be entitled to inspect and copy any of them and have on demand true and full information of all things affecting the Partnership and a formal accounting of Partnership affairs whenever circumstances render it just and reasonable.

              (c) No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

         Section 7.2 PROHIBITIONS WITH RESPECT TO THE LIMITED PARTNERS. No Limited Partner shall have the right:

              (a) To take part in the control or management of the Partnership business, to transact business for or on behalf of the Partnership or to sign for or to bind the Partnership, such powers being vested solely in the General Partner as set forth herein;

              (b) To have such Partner's Capital Contributions repaid except to the extent provided in this Agreement;

              (c) To require partition of Partnership property or to compel any sale or appraisement of Partnership assets or sale of a deceased Partner's interests therein, notwithstanding any provisions of law to the contrary; or

              (d) To sell or assign all or any portion of such Partner's Limited Partnership Interest in the Partnership or to constitute the vendee or assignee thereunder a Substitute Limited Partner, except as provided in Article IX hereof.

         Section 7.3 OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR AFFILIATE. No Limited Partner shall at any time, either directly or indirectly, own any shares or other interest in the General Partner or in any Affiliate thereof if such ownership by itself or in conjunction with other shares or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership or the General Partner as a REIT for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 7.3 and the Limited Partners shall promptly and fully respond to such inquiries.

         Section 7.4 REDEMPTION RIGHT.

              (a) Subject to Section 7.4(c), on or after a Limited Partner's Specified Redemption Date, such Limited Partner, other than the General Partner, shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Partnership shall have up to one (1) year (the "Payout Period") following exercise of a Redemption Right to pay the Cash Amount to the Limited Partner who is exercising the redemption right (the "Redeeming Partner"). From and after the Specified Redemption Date, the Cash Amount (or portion thereof) due and payable to a Redeeming Partner with respect to such Redeeming Partner's exercise of its Redemption Right shall bear interest at the rate equal to the lower of (i) the General Partner's annual dividend rate for the prior twelve (12) month period, and (ii) eight percent (8%) per annum, until the Cash Amount (or portion thereof) shall be paid in full by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Redeeming Partner. A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units or, if such Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Partner. Neither the Redeeming Partner nor any Assignee of any Limited Partner shall have any right with respect to any Partnership Units so redeemed to receive any distributions paid after the Specified Redemption Date. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 7.4, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner. Neither the Redeeming Partner nor any Assignee of any Limited Partner shall have any right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. Each Redeeming Partner agrees to provide such representations and related indemnities regarding good and unencumbered title, and to execute such documents, as the General Partner may reasonably require in connection with any redemption.

              (b) Notwithstanding the provisions of Section 7.4(a), in the event a Limited Partner elects to exercise the Redemption Right, the General Partner may, in its sole and absolute discretion, elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner either (i) the Cash Amount, as provided for in Section 7.4(a), or (ii) the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion) on the Specified Redemption Date. On any such election, the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to assume directly and satisfy the Redemption Right, the General Partner itself shall have no obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the

Redemption Right. In the event the General Partner shall exercise its right to satisfy the Redemption Right in the manner described in the first sentence of this Section 7.4(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to provide such representations and related indemnities regarding good title, and to execute such documents, as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. If the Redemption Right is satisfied by the delivery of REIT Shares, the Redeeming Partner shall be deemed to become a holder of REIT Shares as of the close of business on the Specified Redemption Date.

              (c) Notwithstanding the provisions of Section 7.4(a) and Section 7.4(b), a Limited Partner shall not be entitled to receive REIT Shares if the delivery of REIT Shares to such Partner on the Specified Redemption Date by the General Partner pursuant to Section 7.4(b) would be prohibited under the Articles of Incorporation of the General Partner. Without limiting the effect of the preceding sentence, no Person shall be permitted to receive REIT Shares if as a result of, and after giving effect to, such exercise any Person would Beneficially Own (as defined in the Articles of Incorporation of the General Partner) more than 9.9% of the total number of issued and outstanding REIT Shares. The Cash Amount shall be paid in such instances, in accordance with the terms set forth in Section 7.4(a).

              (d) Each Limited Partner covenants and agrees with the General Partner that all Partnership Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens and, notwithstanding anything herein contained to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Partnership Units to the Partnership or the General Partner, such Limited Partner shall assume and pay such transfer tax.

         Section 7.5 WARRANTIES AND REPRESENTATIONS OF THE LIMITED PARTNERS. Each Limited Partner hereby warrants and represents to and for the benefit of the General Partner and the Partnership that, as of November 4, 1996, such Limited Partner owned good, valid and marketable title to the ownership interests in the Contributed Partnerships being contributed to the capital of the Partnership by such Limited Partner (the "Ownership Interests") and that such Ownership Interests were free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever. Each Limited Partner further warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner had all necessary power and authority to transfer the Ownership Interests to the Partnership without the consent or authorization of, or notice to, any third party, except those third parties to whom such consents or authorizations were obtained.

         Section 7.6 INDEMNIFICATION BY LIMITED PARTNERS. Each Limited Partner hereby agrees to indemnify the General Partner and the Partnership and hold the General Partner, its officers and directors and the Partnership and its partners and each of their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the inaccuracy of the warranties and representations made by such Limited Partner under Section 7.5 above, or (ii) the ownership of the Ownership Interests by such Limited Partner and any activities, obligations or liabilities of the Contributed Partnership to which such Ownership Interest relates for all periods prior to the date of this Agreement.

         Section 7.7 NOTICE OF SALE OR REFINANCING. The General Partner shall notify the Limited Partners no less than thirty (30) days prior to any sale, refinancing, reduction (other than scheduled periodic amortization of principal) of debt or other event that will reduce the amount of any nonrecourse liabilities of the Partnership that a Limited Partner may include in the tax basis of his or its Partnership Interests.

         Section 7.8 BASIS ANALYSIS AND LIMITED PARTNER GUARANTEES.

              (a) Upon the request of any Limited Partner but subject to the General Partner's agreement, which may be withheld in the General Partner's sole discretion, the General Partner may, prior to the end of each calendar year, beginning in 1997, cause accountants to prepare and provide to the Limited Partners a study analyzing each refinancing, reduction (other than scheduled periodic amortization of principal) of debt or other event that occurred during that year that reduced the amount of any nonrecourse liabilities of the Partnership that a Limited Partner may include in the tax basis of their Partnership Interests.

              (b) Upon the request of the General Partner, or upon its own election, a Limited Partner (the "Initiating Limited Partner") from time to time, may, but shall not be required to, guarantee or otherwise provide credit support for Partnership indebtedness as such Limited Partner may elect; provided, however, that the Limited Partner shall be entitled to take such action only if the General Partner determines that any such action would not have a material adverse effect on the tax position of the General Partner. All Partners are entitled to notice of any such guarantee or credit support, and shall have the right to provide guarantees or credit support on the same terms and conditions as the Initiating Limited Partner does, and all Limited Partners interested in providing such guarantee or credit support shall cooperate with the General Partner and each other in considering any guarantee or credit support proposal, and the General Partner will cooperate in permitting or obtaining any consents for such guarantees or credit support.


                                  ARTICLE VIII

                     DISTRIBUTIONS AND PAYMENTS TO PARTNERS

         Section 8.1 DISTRIBUTIONS OF CASH FLOW.

              (a) The General Partner shall distribute on a quarterly basis such portion of the Cash Flow of the Partnership as the General Partner shall determine in its sole discretion. Except as provided in Section 10.4, all such distributions of Cash Flow shall be made to Partners who are Partners on the Partnership Record Date in accordance with such Partner's respective Percentage Interests on such Partnership Record Date.

              (b) In no event may a Partner receive a distribution of Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a dividend out of the General Partner's share of such Cash Flow with respect to a REIT Share for which all or part of such Partnership Unit has been exchanged.

         Section 8.2 REIT DISTRIBUTION REQUIREMENTS. Unless the General Partner determines that such a distribution would not be in the best interests of the Partnership, the Partnership shall make a distribution of Cash Flow for each fiscal year of the Partnership to enable the General Partner (i) to meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code, and (ii) to avoid the excise tax imposed by Section 4981 of the Code.

         Section 8.3 NO RIGHT TO DISTRIBUTIONS IN KIND. No Partner shall be entitled to demand property other than cash in connection with any distribution by the Partnership.

         Section 8.4 DISPOSITION PROCEEDS. Disposition Proceeds (less reasonable reserves set aside by the General Partner for reasonably anticipated expenses or needs of the Partnership) shall be distributed to the Partners in accordance with their respective Percentage Interests in the Partnership.

         Section 8.5 WITHDRAWALS. No Partner shall be entitled to make withdrawals from its Capital Account except as provided herein.


                                   ARTICLE IX

                             TRANSFERS OF INTERESTS

         Section 9.1 GENERAL PARTNER.

              (a) The General Partner may not transfer any of its General Partnership Interest or Limited Partnership interests or withdraw as General Partner except as provided in Section 9.1(c) or in connection with a transaction described in Section 9.1(d).

              (b) The General Partner agrees that it will at all times own at least twenty percent (20%) of the Partnership Interests in the form of a General Partnership Interest.

              (c) Except as otherwise provided in Section 6.7 or Section 9.1(d), the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or in any sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Conversion Factor") (each of the foregoing being herein referred to as a "Transaction"), unless the Transaction also includes a merger of the Partnership or sale of substantially all of the assets of the Partnership or other transaction as a result of which all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share as a result of the Transaction; provided, however, that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, the holders of Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Redemption Right and the Company had exercised its election to satisfy the Redemption Right by the issuance of REIT Shares immediately prior to the expiration of such purchase, tender or exchange offer.

              (d) Notwithstanding Section 9.1(c), the General Partner may merge into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Surviving General Partner"), other than Partnership Units held by the General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving General Partner in good faith and (ii) the Surviving General Partner expressly agrees to assume all obligations of the General Partner hereunder. Upon such contribution and assumption, the Surviving General Partner shall have the right and duty to amend this Agreement as set forth in this Section 9.1(d). The Surviving General Partner shall in good faith arrive at a new method for the calculation of the Cash Amount and Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Partnership Units could have acquired had such Partnership Units been redeemed immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The above provisions of this Section 9.1(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

         Section 9.2 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER. A Person shall be admitted as a Substitute or Additional General Partner of the Partnership only if the transaction giving rise to such substitution or admission is otherwise permitted under this Agreement and the following terms and conditions are satisfied:

              (a) the Person to be admitted as a Substitute or Additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by the Act in connection with such admission shall have been performed;

              (b) if the Person to be admitted as a Substitute or Additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

              (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from counsel of the state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a Substitute or Additional General Partner is in conformity with the Act and that none of the actions taken in connection with the admission of such Person as a Substitute or Additional General Partner will cause the termination of the Partnership under Section 708 of the Code, or will cause it to be classified as other than a partnership for federal income tax purposes, or will result in the loss of any Limited Partner's limited liability status.

         Section 9.3 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER.

              (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 9.3(b).

              (b) Following the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by all remaining general partners or all remaining members of such partnership), persons holding at least a majority of the Limited Partnership interests, within ninety (90) days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 3.2 by selecting, subject to Section 9.2 and any other applicable provisions of this Agreement, a Substitute General Partner by majority consent of the Limited Partners. If the Limited Partners elect to reconstitute the Partnership and admit a Substitute General Partner, the relationship between the Partners and any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

         Section 9.4 REMOVAL OF A GENERAL PARTNER.

              (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such Partnership.

              (b) If a General Partner has been removed pursuant to this Section
9.4 and the Partnership is not continued pursuant to Section 9.3(b), the partnership shall be dissolved.

         Section 9.5 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

              (a) Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer its Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer"), without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

              (b) No Limited Partner may effect a Transfer of its Limited Partnership Interest if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of 1933, as amended, or would otherwise violate any applicable federal or state securities or "Blue Sky" law (including investment suitability standards).

              (c) No Transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, or (iii) the Transfer would create a risk that the General Partner would not be taxed as a REIT for federal income tax purposes.

              (d) Section 9.5(a) shall not prevent any donative Transfer by an individual Limited Partner to his immediate family members or any trust in which the individual or his immediate family members own, collectively, one hundred percent (100%) of the beneficial interests, provided that the transferor assumes all costs of the Partnership in connection therewith and any such transferee shall not have the rights of a Substitute Limited Partner (unless and until admitted as a Substitute Limited Partner pursuant to this Section 9.5 and
Section 9.6 of this Agreement).

              (e) Any Transfer in contravention of any of the provisions of this
Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

         Section 9.6 ADMISSION OF SUBSTITUTE LIMITED PARTNER.

              (a) Subject to the other provisions of this Article IX (including, without limitation, the provisions of Section 9.5(a) regarding consent of the General Partner), an assignee of the Limited Partnership Interest of a Limited Partner (including, without limitation, any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

                            (i) the assignee shall have accepted and agreed to
              be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

                            (ii) to the extent required, an amended certificate
              of limited partnership evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

                            (iii) the assignee shall have delivered a letter
              containing the representation and warranty set forth in Section
              9.12 and the agreement set forth in Section 9.12;

                            (iv) if the assignee is a corporation, partnership
              or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement;

                            (v) the assignee shall have executed a power of
              attorney containing the terms and provisions set forth in Article XII; and

                            (vi) the assignee shall have paid all reasonable
              legal fees of the Partnership and the General Partner and all filing and publication costs incurred in connection with its substitution as a Limited Partner.

              (b) For the purpose of allocating profits and losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the certificate described in
Section 9.6(a)(ii) or, if no such filing is required, the later of the date specified in the transfer documents, or the date on which the General Partner has received all necessary instruments of transfer and substitution.

              (c) The General Partner shall as promptly as practicable take all action required to effectuate the admission of the Person seeking to become a Substitute Limited Partner, including preparing the documentation required by this Section and making all official filings and publications.

         Section 9.7 RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.

              (a) Subject to the provisions of Sections 9.5 and 9.6 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of his Partnership Interest until the Partnership has received notice thereof.

              (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all of the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

         Section 9.8 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. If an order for relief in a bankruptcy proceeding is entered against an individual Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

         Section 9.9 JOINT OWNERSHIP OF INTERESTS. A Partnership Interest may be acquired by two (2) individuals as joint tenants with right of survivorship (but not as tenants in common), provided that such individuals either are married or are related and share the same home as tenants in common. The written consent or vote of both owners of any such jointly held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one (1) joint owner will be required if the Partnership has been provided with evidence satisfactory to counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one (1) owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one (1) of the owners of a jointly held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two (2) equal Partnership Interests, which shall thereafter be owned separately by each of the former owners.

         Section 9.10 TRANSFEREES. Any Partnership Interests owned by the Partners and transferred pursuant to this Article IX shall be and remain subject to all of the provisions of this Agreement.

         Section 9.11 ABSOLUTE RESTRICTION. Notwithstanding any provision of this Agreement to the contrary, the sale or exchange of any interest in the Partnership will not be permitted if the interest sought to be sold or exchanged, when added to the total of all other interests sold or exchanged within the period of twelve (12) consecutive months ending with the proposed date of the sale or exchange, would result in the termination of the Partnership under Section 708 of the Code, if such termination would materially and adversely affect the Partnership or any Partner.

         Section 9.12 INVESTMENT REPRESENTATION. Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.


                                    ARTICLE X

                         TERMINATION OF THE PARTNERSHIP

         Section 10.1 TERMINATION. The Partnership shall be dissolved upon (i) an Event of Bankruptcy as to the General Partner or the dissolution or withdrawal of the General Partner (unless within ninety (90) days thereafter Limited Partners holding more than fifty percent (50%) of the Limited Partnership Interests in the Partnership elect to continue the Partnership and to elect one or more persons to serve as the General Partner or General Partners of the Partnership), (ii) ninety (90) days following the sale of all or substantially all of the Partnership's assets (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such obligation is paid in full), (iii) the expiration of the term specified in Section 3.2, (iv) the redemption of all Limited Partnership Interests (other than any of such interests held by the General Partner), or (v) the election by the General Partner (but only in accordance with and as permitted by applicable law) that the Partnership should be dissolved. Upon dissolution of the Partnership (unless the business of the Partnership is continued as set forth above), the General Partner (or its trustee, receiver, successor or legal representative) shall proceed with the winding up of the Partnership, and its assets shall be applied and distributed as herein provided.

         Section 10.2 PAYMENT OF DEBTS. The assets shall first be applied to the payment of the liabilities of the Partnership (other than any loans or advances that may have been made by Partners to the Partnership) and the expenses of liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner to minimize any losses resulting from liquidation.

         Section 10.3 DEBTS TO PARTNERS. The remaining assets shall next be applied to the repayment of any loans made by any Partner to the Partnership.

         Section 10.4 REMAINING DISTRIBUTION. The remaining assets shall then be distributed to the Partners in accordance with the Partners' positive Capital Account balances, after making the adjustments for allocations under Article V hereof.

         Section 10.5 RESERVE. Notwithstanding the provisions of Sections 10.3 and 10.4, the General Partner may retain such amount as it deems necessary as a reserve for any contingent liabilities or obligations of the Partnership, which reserve, after the passage of a reasonable period of time, shall be distributed pursuant to the provisions of this Article X.

         Section 10.6 FINAL ACCOUNTING. Each of the Partners shall be furnished with a statement examined by the Partnership's independent accountants, which shall set forth the assets and liabilities of the Partnership as of the date of the complete liquidation. Upon the compliance by the General Partner with the foregoing distribution plan, the Limited Partners shall cease to be such, and the General Partner, as the sole remaining Partner of the Partnership, shall execute and cause to be filed a Certificate of Cancellation of the Partnership and any and all other documents necessary with respect to termination and cancellation of the Partnership.


                                   ARTICLE XI

                                   AMENDMENTS

         Section 11.1 AUTHORITY TO AMEND.

              (a) This Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is solely for the purpose of clarification and does not change the substance hereof and the Partnership has obtained an opinion of counsel to that effect.

              (b) This Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is for the purpose of adding or substituting Limited Partners.

              (c) This Agreement may be amended by the General Partner without the approval of any other Partner if such amendment is, in the opinion of counsel for the Partnership, necessary or appropriate to satisfy requirements of the Code with respect to partnerships or REITs or of any federal or state securities laws or regulations. Any amendment made pursuant to this Section 11.1(c) may be made effective as of the date of this Agreement.

              (d) Notwithstanding any contrary provision of this Agreement, any amendment to this Agreement or other act which would (i) adversely affect the limited liabilities of the Limited Partners, (ii) change the method of allocation of profit and loss as provided in Article V or the distribution provisions of Articles VIII and X hereof, (iii) seek to impose personal liability on the Limited Partners, or (iv) affect the operation of the Conversion Factor of the Redemption Right shall require the consent and approval of Limited Partners holding more than sixty-six and two-thirds percent (66 2/3%) of the Percentage Interests of the Limited Partners.

              (e) Except as otherwise specifically provided in this Section 11.1, amendments to this Agreement shall require the approval of the General Partner and Limited Partners holding more than fifty percent (50%) of the Percentage Interests of the Limited Partners.

         Section 11.2 NOTICE OF AMENDMENTS. A copy of any amendment to be approved by the Partners pursuant to Sections 11.1(d) or 11.1(e) shall be mailed in advance to such Partners. Partners shall be notified as to the substance of any amendment pursuant to Sections 11.1(a), (b) or (c), and upon request shall be furnished a copy thereof.


                                   ARTICLE XII

                                POWER OF ATTORNEY

         Section 12.1 POWER. Each of the Limited Partners irrevocably constitutes and appoints the General Partner as such Limited Partner's true and lawful attorney in such Limited Partner's name, place and stead to make, execute, swear to, acknowledge, deliver and file:

              (a) Any certificates or other instruments which may be required to be filed by the Partnership under the laws of the State of Ohio or of any other state or jurisdiction in which the General Partner shall deem it advisable to file;

              (b) Any documents, certificates or other instruments, including, but not limited to, any and all amendments and modifications of this Agreement or of the instruments described in Section 12.1(a) which may be required or deemed desirable by the General Partner to effectuate the provisions of any part of this Agreement and, by way of extension and not in limitation, to do all such other things as shall be necessary to continue and to carry on the business of the Partnership; and

              (c) All documents, certificates or other instruments which may be required to effectuate the dissolution and termination of the Partnership, to the extent such dissolution and termination is authorized hereby. The power of attorney granted hereby shall not constitute a waiver of, or be used to avoid, the rights of the Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(d) and 11.1(e) or be used in any other manner inconsistent with the status of the Partnership as a limited partnership or inconsistent with the provisions of this Agreement.

         Section 12.2 SURVIVAL OF POWER. It is expressly intended by each of the Partners that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the death, incompetence, dissolution, liquidation or adjudication of insanity or bankruptcy or insolvency of each such Partner. The foregoing power of attorney shall survive the delivery of an assignment by any of the Partners of such Partner's entire interest in the Partnership, except that where an assignee of such entire interest has become a substitute Limited Partner, then the foregoing power of attorney of the assignor

Partner shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any and all instruments necessary to effectuate such substitution.

                                  ARTICLE XIII

                    CONSENTS, APPROVALS, VOTING AND MEETINGS

         Section 13.1 METHOD OF GIVING CONSENT OR APPROVAL. Any consent or approval required by this Agreement may be given as follows:

              (a) by a written consent given by the consenting Partner and received by the General Partner at or prior to the doing of the act or thing for which the consent is solicited, provided that such consent shall not have been nullified by:

                            (i) Notice to the General Partner of such
              nullification by the consenting Partner prior to the doing of any act or thing, the doing of which is not subject to approval at a meeting called pursuant to Section 13.2, or

                            (ii) Notice to the General Partner of such
              nullification by the consenting Partner prior to the time of any meeting called pursuant to Section 13.2 to consider the doing of such act or thing, or

                            (iii) The negative vote by such consenting Partner
              at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing;

              (b) by the affirmative vote by the consenting Partner for the doing of the act or thing for which the consent is solicited at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing; or

              (c) by the failure of the Partner to respond or object to a request from the General Partner for such Partner's consent within thirty (30) days from its receipt of such request (or such shorter period of time as the General Partner may indicate in such request in order to ensure that the General Partner has sufficient time to respond, if required, to any third party with respect to the subject matter of such request).

         Section 13.2 MEETINGS OF LIMITED PARTNERS. Any matter requiring the consent or vote of all or any of the Partners may be considered at a meeting of the Partners held not less than five (5) nor more than sixty (60) days after notice thereof shall have been given by the General Partner to all Partners. Such notice (i) may be given by the General Partner, in its discretion, at any time, or (ii) shall be given by the General Partner within fifteen (15) days after receipt from Limited Partners holding more than fifty percent (50%) of the Percentage Interests of the Limited Partners of a request for such meeting.

         Section 13.3 OPINION. Except for Consents obtained pursuant to Sections
13.1 or 13.2, no Limited Partner shall exercise any consent or voting rights unless either (a) at the time of the giving of consent or casting of any vote by the Partners hereunder, counsel for the Partnership or counsel employed by the Limited Partners shall have delivered to the Partnership an opinion satisfactory to the Partners to the effect that such conduct (i) is permitted by the Act,
(ii) will not impair the limited liability of the Limited Partners, and (iii) will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (b) irrespective of the delivery or nondelivery of such opinion of counsel, Limited Partners holding more than seventy-five percent (75%) of the Percentage Interests of the Limited Partners determine to exercise their consent or voting rights.

         Section 13.4 SUBMISSIONS TO PARTNERS. The General Partner shall give the Partners notice of any proposal or other matter required by any provision of this Agreement, or by law, to be submitted for consideration and approval of the Partners. Such notice shall include any information required by the relevant provision or by law.


                                   ARTICLE XIV

                                  MISCELLANEOUS

         Section 14.1 GOVERNING LAW. The Partnership and this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         Section 14.2 AGREEMENT FOR FURTHER EXECUTION. At any time or times upon the request of the General Partner, the Limited Partners hereby agree to sign, swear to, acknowledge and deliver all further documents and certificates required by the laws of Ohio, or any other jurisdiction in which the Partnership does, or proposes to do, business, or which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act. This Section 14.2 shall not prejudice or affect the rights of the Limited Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(d) and 11.1(e).

         Section 14.3 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contain the entire understanding among the parties and supersede any prior understandings or agreements among them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

         Section 14.4 SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Partnership does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         Section 14.5 NOTICES. Notices to Partners or to the Partnership shall be deemed to have been given when personally delivered or mailed, by prepaid registered or certified mail, addressed as set forth in Exhibit A attached hereto, unless a notice of change of address has previously been given in writing by the addressee to the addressor, in which case such notice shall be addressed to the address set forth in such notice of change of address.

         Section 14.6 TITLES AND CAPTIONS. All titles and captions are for convenience only, do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provisions of this Agreement.

         Section 14.7 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each one of which shall constitute an original executed copy of this Agreement.

         Section 14.8 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

                  Section 14.9 SURVIVAL OF RIGHTS. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

                                        GENERAL PARTNER:

                                        BOYKIN LODGING COMPANY,
                                        an Ohio corporation

                                              /s/ Robert W. Boykin
                                        By:____________________________________
                                            Robert W. Boykin, President



                                        LIMITED PARTNERS:
                                        (See attached limited partner
                                        signature pages)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:


                                        THE BOYKIN GROUP, INC.


                                        By /s/ Robert W. Boykin
                                           ------------------------------------
                                           Robert W. Boykin, President
                                           (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City         State      Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


         The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

         Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:

                                            /s/ Robert W. Boykin
                                        ---------------------------------------
                                        Robert W. Boykin
                                        (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City        State           Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:

                                        /s/ John E. Boykin
                                        ---------------------------------------
                                        John E. Boykin
                                        (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City         State            Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:

                                        /s/ William J. Boykin
                                        ---------------------------------------
                                        William J. Boykin,
                                        Trustee of the trusts
                                        held under Declaration of William J.
                                        Boykin Trust Agreement No. 3 dated
                                        October 14, 1987
                                        (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City          State           Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------

                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                   LIMITED PARTNER:

                                   /s/ R. F. Coffin
                                   --------------------------------------------
                                   R.F. Coffin, Trustee of the
                                   Robert F. Coffin Revocable Trust
                                   under Agreement Dated as of October 31, 1995
                                   (Signature of Limited Partner)


                                   --------------------------------------------
                                   (Residence Street Address)


                                   --------------------------------------------
                                   (City             State       Zip Code)


                                   --------------------------------------------
                                   (Taxpayer Identification or
                                   Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------

                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                 LIMITED PARTNER:

                                 /s/ Edward H. Crane
                                 ---------------------------------------------
                                 Edward H. Crane, Trustee of the
                                 Edward H. Crane Revocable Living Trust
                                 under Agreement Dated as of September 11, 1992 (Signature of Limited Partner)


                                 ---------------------------------------------
                                 (Residence Street Address)


                                  --------------------------------------------
                                  (City            State             Zip Code)


                                  ---------------------------------------
                                  (Taxpayer Identification or
                                  Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                LIMITED PARTNER:

                                /s/ Barbara L. Hall
                                -----------------------------------------------
                                Barbara L. Hall, Trustee of the Barbara L. Hall Revocable Living Trust dated
                                December 20, 1995
                                (Signature of Limited Partner)


                                -----------------------------------------------
                                (Residence Street Address)


                                -----------------------------------------------
                                (City                  State           Zip Code)


                                -----------------------------------------------
                                (Taxpayer Identification or
                                Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------

                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:

                                        /s/ Raymond P. Heitland
                                        ---------------------------------------
                                        Raymond P. Heitland
                                        (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City           State          Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:


                                        M & P PARTNERS

                                        By:  Martin J. Cleary, Trustee of The
                                             J. Cleary Revocable Trust Dated
                                             March 4, 1993, Managing Partner

                                             /s/ Martin J. Cleary
                                             ----------------------------------

                                        (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City           State          Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                         LIMITED PARTNER:

                                         /s/ Paul A. O'Neill
                                         ---------------------------------------
                                         Paul A. O'Neil
                                         (Signature of Limited Partner)


                                         ---------------------------------------
                                         (Residence Street Address)


                                         ---------------------------------------
                                         (City           State        Zip Code)


                                         ---------------------------------------
                                         (Taxpayer Identification or
                                         Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                   LIMITED PARTNER:

                                   /s/ Albert E. Pawlisch
                                   --------------------------------------------
                                   Albert E. Pawlisch, Trustee of the
                                   Albert E. Pawlisch Revocable Living Trust
                                   under Agreement Dated March 4, 1992
                                   (Signature of Limited Partner)


                                   --------------------------------------------
                                   (Residence Street Address)


                                   --------------------------------------------
                                   (City              State           Zip Code)


                                   --------------------------------------------
                                   (Taxpayer Identification or
                                   Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------


                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                        LIMITED PARTNER:

                                        /s/ Dominic A. Visconsi
                                        ---------------------------------------
                                        Dominic A. Visconsi, Trustee of the
                                        DAV-JVJ Trust under Agreement Dated
                                        January 4, 1993
                                        (Signature of Limited Partner)


                                        ---------------------------------------
                                        (Residence Street Address)


                                        ---------------------------------------
                                        (City           State          Zip Code)


                                        ---------------------------------------
                                        (Taxpayer Identification or
                                        Social Security Number)

                       LIMITED PARTNERSHIP SIGNATURE PAGE
                       ----------------------------------

                  The undersigned, desiring to become a Limited Partner of Boykin Hotel Properties, L.P., hereby agrees to all of the terms of the Second Amended and Restated Agreement of Limited Partnership of Boykin Hotel Properties, L.P. and agrees to be bound by the terms and provisions thereof.

                  Executed by the undersigned as a Limited Partner of Boykin Hotel Properties, L.P.

                                      LIMITED PARTNER:

                                      /s/ Anthony W. Weigand
                                      -----------------------------------------
                                      Anthony W. Weigand, Trustee of the
                                      Anthony W. Weigand Revocable Living Trust
                                      under Agreement dated October 6, 1987
                                      (Signature of Limited Partner)


                                      -----------------------------------------
                                      (Residence Street Address)


                                      -----------------------------------------
                                      (City            State          Zip Code)


                                      -----------------------------------------
                                      (Taxpayer Identification or
                                      Social Security Number)

                                    EXHIBIT A

                                LIST OF PARTNERS

                             AS OF FEBRUARY 24, 1998

                                                                                                   Percentage
        Partners                                            Units                                   Interest
        --------                                            -----                                 ------------
General Partner:
---------------

Boykin Lodging Company                                   12,042,251                                90.3167%
Terminal Tower, Suite 1500
50 Public Square
Cleveland, Ohio 44113


Limited Partners:
----------------

The Boykin Group, Inc.                                      779,941                                 5.8495%

John E. Boykin                                              124,438                                  .9333%

Robert W. Boykin                                            157,114                                 1.1784%

William J. Boykin, Trustee of the                           150,000                                 1.1250%
trusts held under Declaration of
William J. Boykin Trust Agreement
No. 3 dated October 14, 1987

Charles A. Bray                                                   0                                  .00%

R.F. Coffin, Trustee of the Robert F. Coffin                 17,201                                  .1290%
Revocable Trust under Agreement Dated
as of October 31, 1995

Edward H. Crane, Trustee of the Edward H.                    17,201                                  .1290%
Crane Revocable Living Trust under Agreement
Dated as of September 11, 1992

Joseph Gillespie                                                  0                                  .00%

Barbara L. Hall, Trustee of the                              10,650                                  .0799%
Barbara L. Hall Trust dated December 20, 1995

Raymond P. Heitland                                          10,650                                  .0799%

M & P Partners (Martin J. Cleary, Trustee of                  2,591                                  .0194%
The Martin J. Cleary Revocable Trust Dated
March 4, 1993, Managing Partner)

Paul A. O'Neil                                                1,400                                  .0105

                                                                                                  Percentage
        Partners                                            Units                                   Interest
        --------                                            -----                                 ------------

Albert E. Pawlisch, Trustee of the Albert E.                  8,601                                  .0645%
Pawlisch Revocable Living Trust under
Agreement Dated March 4, 1992

Dominic A. Visconsi, Trustee of the DAV-JVJ                   2,726                                  .0204%
Trust under Agreement Dated January 4, 1993

Anthony W. Weigand, Trustee of the                            8,601                                  .0645%
Anthony W. Weigand Revocable Living Trust                     -----                                  ------
under Agreement Dated October 6, 1987

         TOTAL                                           13,333,365                                 100.00%
                                                         ==========                                 ======

                                    EXHIBIT B
                           FEDERAL INCOME TAX MATTERS

         For purposes of interpreting and implementing Article V of the Partnership Agreement, the following rules shall apply and shall be treated as part of the terms of the Partnership Agreement:

         A. SPECIAL ALLOCATION PROVISIONS.

                  1. For purposes of determining the amount of gain or loss to be allocated pursuant to Article V of the Partnership Agreement, any basis adjustments permitted pursuant to Section 743 of the Code shall be disregarded.

                  2. When Partnership Interests are transferred during any taxable year, the General Partner intends to allocate Partnership income, loss, deductions and credits using the closing of the books method.

                  3. Notwithstanding any other provision of the Partnership Agreement, to the extent required by law, income, gain, loss and deduction attributable to property contributed to the Partnership by a Partner shall be shared among the Partners so as to take into account any variation between the basis of the property and the fair market value of the property at the time of contribution in accordance with the requirements of Section 704(c) of the Code and the applicable regulations thereunder as more fully described in Part B hereof. Treasury regulations under Section 704(c) of the Code allow partnerships to use any reasonable method for accounting for Book-Tax Differences for contributions of property so that a contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with contributed property. The Operating Partnership shall account for Book-Tax Differences using a method specifically approved in the regulations, the traditional method. An allocation of remaining built-in gain under Section 704(c) will be made when
Section 704(c) property is sold.

                  4. Notwithstanding any other provision of the Partnership Agreement, in the event the Partnership is entitled to a deduction for interest imputed under any provision of the Code on any loan or advance from a Partner (whether such interest is currently deducted, capitalized or amortized), such deduction shall be allocated solely to such Partner.

                  5. Notwithstanding any provision of the Partnership Agreement to the contrary, to the extent any payments in the nature of fees made to a Partner or reimbursements of expenses to any Partner are finally determined by the Internal Revenue Service to be distributions to a Partner for federal income tax purposes, there will be a gross income allocation to such Partner in the amount of such distribution.

                  6. (a) Notwithstanding any provision of the Partnership Agreement to the contrary and subject to the exceptions set forth in Section 1.704-2(f)(2)-(5) of the Treasury Regulations, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain determined in accordance with
Section 1.704-2(g)(2) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f) of the Treasury Regulations. This paragraph 6(a) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Regulations and for purposes of this paragraph 6(a) only, each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to Article V of the Partnership Agreement with respect to such fiscal year and without regard to any net decrease in Partner Minimum Gain during such fiscal year.

                          (b) Notwithstanding any provision of the Partnership
Agreement to the contrary, except paragraph 6(a) of this Exhibit and subject to the exceptions set forth in Section 1.704-2(i)(4) of the Treasury Regulations, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. This paragraph 6(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. Solely for purposes of this paragraph 6(b), each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year, other than allocations pursuant to paragraph 6(a) hereof.

                  7. Notwithstanding any provision of the Partnership Agreement to the contrary, in the event any Partners unexpectedly receive any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),
items of Partnership income and gain shall be specially allocated to such Partners in an amount and manner sufficient to eliminate the deficits in their Adjusted Capital Account Balances created by such adjustments, allocations or distributions as quickly as possible.

                  8. No loss shall be allocated to any Partner to the extent that such allocation would result in a deficit in its Adjusted Capital Account Balance while any other Partner continues to have a positive Adjusted Capital Account Balance; in such event, losses shall first be allocated to any Partners with positive Adjusted Capital Account Balances, and in proportion to such balances, to the extent necessary to reduce their positive Adjusted Capital Account Balances to zero. Any excess shall be allocated to the General Partner.

                  9. Any special allocations of items pursuant to this Part A shall be taken into account in computing subsequent allocations so that the net amount of any items so allocated and the profits, losses and all other items allocated to each such Partner pursuant to Article V of the Partnership Agreement shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of Article V of the Partnership Agreement if such special allocations had not occurred.

                  10. Notwithstanding any provision of the Partnership Agreement to the contrary, Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Partners in the manner and in accordance with the percentages set forth in Section 5.1 of the Partnership Agreement.

                  11. Notwithstanding any provision of the Partnership Agreement to the contrary, any Partner Nonrecourse Deduction for any fiscal year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i) of the Treasury Regulations.

         B. CAPITAL ACCOUNT ADJUSTMENTS AND 704(C) TAX ALLOCATIONS.

                  1. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' capital accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes; provided, however, that:

                           (a) Any income, gain or loss attributable to the
taxable disposition of any property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to (i) the Agreed Value in the case of the Initial Hotels or other contributed properties, or (ii) the Carrying Value with respect to property subsequently purchased.

                           (b) The computation of all items of income, gain,
loss and deduction shall be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

                  2. A transferee of a Partnership interest will succeed to the capital account relating to the Partnership interest transferred; provided, however, that if the transfer causes a termination of the Partnership under
Section 708(b)(1)(B) of the Code, the Partnership properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including the transferee of a Partnership interest) and recontributed by such Partners and transferees in reconstitution of the Partnership. The capital accounts of such reconstituted Partnership shall be maintained in accordance with the principles set forth herein.

                  3. Upon an issuance of additional Partnership interests for cash, the capital accounts of all Partners (and the Agreed Values of all Partnership properties) shall, immediately prior to such issuance, be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of such property at the fair market value thereof, immediately prior to such issuance, and had been allocated to the Partners, at such time, pursuant to
Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Partnership properties shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

                  4. Immediately prior to the distribution of any Partnership property in liquidation of the Partnership, the capital accounts of all Partners shall be adjusted (consistent with the provisions hereof and Section 704 of the Code) upward or downward to reflect any unrealized gain or unrealized loss attributable to the Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of each such property, immediately prior to such distribution, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to property, the fair market value of Partnership property shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

                  5. In accordance with Section 704(c) of the Code and the regulations thereunder, income, gain, loss and deduction with respect to any property shall, solely for tax purposes, and not for capital account purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes.

                  6. In the event the Agreed Value of any Partnership asset is adjusted as described in paragraph 3 above, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value in the same manner as under Section 704(c) of the Code and the regulations thereunder.

                  7. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement.

         C. DEFINITIONS. For the purposes of this Exhibit, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:

                  "ADJUSTED CAPITAL ACCOUNT BALANCE": means the balance in the capital account of a Partner as of the end of the relevant fiscal year of the Partnership, after giving effect to the following: (i) credit to such capital account any amounts the Partner is obligated to restore, pursuant to the terms of this Agreement or otherwise, or is deemed obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, and (ii) debit to such capital account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

                  "AGREED VALUE": means the net fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership (or other property subsequently adjusted to reflect contributions), using such reasonable method of valuation as they may adopt.

                  "CARRYING VALUE": means the adjusted basis of such property for federal income tax purposes as of the time of determination.

                  "NONRECOURSE DEDUCTIONS": shall have the meaning set forth in
Section 1.704-2(b)(1) of the Treasury Regulations. The amount of Nonrecourse Deductions for a Partnership fiscal year equals the excess, if any, of the net increase, if any, in the amount of Partnership Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability, that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Treasury Regulations.

                  "NONRECOURSE LIABILITY": shall have the meaning set forth in
Section 1.704-2(b)(3) of the Treasury Regulations.

                  "PARTNER NONRECOURSE DEBT MINIMUM GAIN": means an amount, with respect to each Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i) of the Treasury Regulations.

                  "PARTNER NONRECOURSE DEBT": shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

                  "PARTNER NONRECOURSE DEDUCTIONS": shall have the meaning set forth in Section 1.704-2(i)(2) of the Treasury Regulations. For any Partnership taxable year, the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt equal the net increase during the year, if any, in the amount of Partner Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Partner Nonrecourse Debt Minimum Gain.

                  "PARTNERSHIP AGREEMENT": shall mean this Amended and Restated Limited Partnership Agreement of Boykin Hotel Properties, L.P.

                  "PARTNERSHIP MINIMUM GAIN": shall have the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

         For purposes of this Exhibit, all other capitalized terms will have the same definition as in the Partnership Agreement.

                                    EXHIBIT C

                                 INITIAL HOTELS

                                           Number
         Hotel                            of Rooms                          Location
         -----                            -------                           --------
Berkeley Marina Marriott                    373                             Berkeley, CA

Buffalo Marriott                            356                             Buffalo, NY

Cleveland Airport Marriott                  375                             Cleveland, OH

Cleveland Marriott East                     403                             Cleveland, OH

Columbus North Marriott                     300                             Columbus, OH

Lake Norman Hampton Inn                     117                             Charlotte, NC

Lake Norman Holiday Inn                     119                             Charlotte, NC

Melbourne Quality Suites                    208                             Melbourne, FL

Radisson Inn Sanibel Gateway                157                             Fort Myers, FL

                                    EXHIBIT D

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT


         The undersigned hereby irrevocably (i) presents for redemption _________ Partnership Units (as defined in the Partnership Agreement defined below) in Boykin Hotel Properties, L.P., in accordance with the terms of the Agreement of Limited Partnership of Boykin Hotel Properties, L.P. (the "Partnership Agreement"), and the Redemption Right (as defined in the Partnership Agreement) referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares (both as defined in the Partnership Agreement) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the addresses specified below.


Dated:  ___________________          Name of Limited Partner:

                                          -------------------------------------


                                          -------------------------------------
                                          (Signature of Limited Partner)

                                          -------------------------------------
                                          (Street Address)


                                          -------------------------------------
                                          (City            State       Zip Code)


IF REIT Shares are to be issued, issue to:

-----------------------------
(Name)

-----------------------------
(Social Security or
Identifying Number)

                                    EXHIBIT E

                          INTERCOMPANY CONVERTIBLE NOTE


[filed with Amended and Restated Agreement of Limited Partnership]